Future Policy Benefits and Other Policyholder Liabilities	12 Months Ended
Dec. 31, 2018
Future Policy Benefits and Other Policyholder Liabilities
8.	Future Policy Benefits and Other Policyholder Liabilities

Life insurance liabilities include reserves for death benefits and other policy benefits. As of December 31, 2018 and 2017, future policy benefits and other policyholder liabilities consisted of the following:

	December 31, 2018	December 31, 2017
($ in thousands)
Traditional life insurance	$1,612,347	$1,607,149
Immediate fixed annuities	411,410	466,723
Accident and health insurance	1,918,570	1,809,006
Equity indexed annuities	16,547	32,601
Other	1,501,239	1,594,571

Total	$5,460,113	$5,510,050

Future policy benefits are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of present values range from 2.5% to 6.0% for setting reserves.

Accident and health insurance future policy benefit reserves include gross unpaid claim reserves of $288.2 million and $256.7 million as of December 31, 2018 and 2017, respectively. These amounts are fully reinsured as of December 31, 2018 and 2017.